UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

METAVIA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210 Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

(857) 702-9600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MTVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2026, MetaVia Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-292581) with the Securities and Exchange Commission (as amended, the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, the “Summary Compensation Table for 2025 and 2024” included in the Registration Statement noted that the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) had not yet determined the amount of discretionary cash bonuses payable to the Company’s principal executive officer and up to two of the most highly compensated executive officers other than the principal executive officer (the “Named Executive Officers”) for the fiscal year ended December 31, 2025 (“Fiscal Year 2025”), and that the amounts of such discretionary cash bonuses would be disclosed in a Current Report on Form 8-K under Item 5.02(f) once the amounts are determined.

On January 23, 2026, the Compensation Committee approved discretionary cash bonuses payable to the Named Executive Officers for Fiscal Year 2025. In accordance with Item 5.02(f) of Form 8-K, set forth below is an updated “Summary Compensation Table for 2025 and 2024”, which includes the amount of discretionary cash bonuses payable to the Named Executive Officers for Fiscal Year 2025, as well as the total compensation figures for the Company’s Named Executive Officers for Fiscal Year 2025.

Summary Compensation Table for 2025 and 2024

					(1)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)(1)	Total ($)
Hyung Heon Kim, President and Chief Executive Officer	2025	479,723	239,862	—	36,743	756,328
	2024	460,125	220,163	—	36,116	716,404
Marshall H. Woodworth, Chief Financial Officer	2025	393,300	157,320	—	12,365	562,985
	2024	316,667	120,663	209,015	128,354	774,699

(1) “All Other Compensation” for Fiscal Year 2025 was related to health and welfare benefits paid by MetaVia.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAVIA INC.

Date: January 27, 2025	By:	/s/ Hyung Heon Kim
Hyung Heon Kim
President and Chief Executive Officer